UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________
 FORM 8-K
_______________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

September 2, 2019
Date of Report (Date of earliest event reported)

 GREENLIGHT CAPITAL RE, LTD.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-33493	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
65 Market Street, Suite 1207, Jasmine Court, Camana Bay, P.O. Box 31110 Grand Cayman, Cayman Islands (Address of principal executive offices)		KY1-1205 (Zip code)
(345) 943-4573 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares	GLRE	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period or complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 2, 2019, Greenlight Capital Re, Ltd. (the “Registrant”) and Greenlight Reinsurance, Ltd. (“Greenlight Re,” together with the Registrant, the “Employer”), a wholly owned subsidiary of the Registrant, entered into a second amendment to the employment agreement with Laura Accurso, the General Counsel and Corporate Secretary of the Employer (the “Accurso Amendment”). The Accurso Amendment amends Ms. Accurso’s existing employment agreement dated October 1, 2017, as amended February 18, 2019, among the Registrant, Greenlight Re and Ms. Accurso (the “Accurso Employment Agreement”).

Pursuant to the Accurso Amendment, Ms. Accurso’s cash severance payment upon a termination by the Employer without Cause or by Ms. Accurso for Good Reason has been increased to one hundred percent (100%) of the sum of Ms. Accurso’s Base Salary and Target Bonus (assuming targets have been achieved), payable over twelve (12) months in substantially equal installments. Except as specifically amended by the Accurso Amendment, the Accurso Employment Agreement shall remain in full force.

Also on September 2, 2019, Greenlight Reinsurance Ireland, DAC (“GRIL”), a wholly owned subsidiary of the Registrant, entered into an amendment to the employment agreement with Patrick O’Brien, the Chief Executive Officer of GRIL (the “O’Brien Amendment,” together with the Accurso Amendment, the “Amendments”). The O’Brien Amendment amends Mr. O’Brien’s existing employment agreement dated February 16, 2018, between GRIL and Mr. O’Brien (the “O’Brien Employment Agreement”).

Pursuant to the O’Brien Amendment, Mr. O’Brien’s cash Severance Payment upon a termination by GRIL without Cause or by Mr. O’Brien for Good Reason has been increased to one hundred percent (100%) of the sum of Mr. O’Brien’s Base Salary and Target Bonus (assuming targets have been achieved), payable over twelve (12) months in substantially equal installments. Except as specifically amended by the O’Brien Amendment, the O’Brien Employment Agreement shall remain in full force.

All capitalized terms used but not defined herein are as defined in the Accurso Employment Agreement or the O’Brien Employment Agreement, as applicable.

The foregoing summary of the Amendments does not purport to be complete and is qualified in its entirety by reference to the Amendments. A copy of each of the Amendments is attached hereto as Exhibit 10.1 and 10.2 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Second Amendment to Employment Agreement, dated as of September 2, 2019, by and among Greenlight Capital Re, Ltd., Greenlight Reinsurance, Ltd. and Laura Accurso.

10.2	Amendment to Employment Agreement, dated as of September 2, 2019, by and between Greenlight Reinsurance Ireland, DAC and Patrick O’Brien.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENLIGHT CAPITAL RE, LTD
(Registrant)

By:	/s/ Tim Courtis
	Name:	Tim Courtis
	Title: Date:	Chief Financial Officer September 3, 2019